UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2008
Artes Medical, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33205 (Commission File Number)	33-0870808 (I.R.S. Employer Identification No.)
5870 Pacific Center Boulevard
San Diego, California 92121
(Address of Principal Executive Offices, with zip code)
(858) 550-9999
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
SIGNATURE

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On February 12, 2008, Artes Medical, Inc. (the “Company”) closed its financing arrangement (the “Financing”) with Cowen Healthcare Royalty Partners, L.P. (“CHRP”). The details of the Financing are disclosed on the Company’s Current Report on Form 8-K filed on January 30, 2008 and incorporated herein by reference.
ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
     On February 12, 2008, in connection with the closing of the Financing, the Company terminated its Loan and Security Agreement, dated November 27, 2006, with Comerica Bank.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
     On February 12, 2008, the Company closed the Financing which included entry into a Revenue Agreement, Note and Warrant Agreement and Note and Security Agreement, as more fully described in the Company’s Current Report on Form 8-K filed on January 30, 2008 and incorporated herein by reference.
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.
     In connection with the closing of the Financing, the Company offered and sold warrants to CHRP. Additional information regarding the warrants and the Financing is included in the Company’s Current Report on Form 8-K filed January 30, 2008 and incorporated herein by reference.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On February 12, 2008, in connection with the closing of the Financing, the Board elected Todd Davis as a Class I director of the Company. Mr. Davis was not named to any committees of the Board. Information regarding the terms pursuant to which Mr. Davis was elected is included in the Company’s Current Report on Form 8-K filed January 30, 2008 and is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: February 13, 2008

ARTES MEDICAL, INC.
By:	/s/ KARLA R. KELLY
Karla R. Kelly
Chief Legal Officer, General Counsel and Corporate Secretary